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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   Form  8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    Of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 17, 2001


                            SEMOTUS SOLUTIONS, INC.
                         (Formerly Datalink.net, Inc.)

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            (Exact Name of Registrant as Specified in its Charter)

            Nevada                       0-21069               36-3574355
  (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)

  1735 Technology Drive, Suite 790, San Jose, California              95110
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 (Address of Principal Executive Offices)                           (Zip Code)


                                (408) 367-1700
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             (Registrant's Telephone Number, including area code)
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ITEM 3. ACQUISITION OF DISPOSITION OF ASSETS

     Semotus Solutions, Inc. acquired 100% of the issued and outstanding capital stock of WizShop.com, Inc. (the "Company"), for six hundred ninety nine thousand nine hundred and ninety three (699,993) shares of Semotus Solutions' Common Stock on May 7, 2001. Semotus may also issue additional shares of Common Stock over the following three years, pursuant to an earn-out arrangement and/or a price guarantee on Semotus' Common Stock.

The Company is located in Sherman Oaks, California. The Company is engaged in the business of (a) creating, maintaining, and hosting customized, e-commerce environments for high-traffic Internet Service Providers, community sites, intranets, high traffic Internet destination sites, and online loyalty programs, including those tied to traditional brick-and-mortar businesses, such as grocery stores, (b) offering a comprehensive end-to-end e-commerce solution that incorporates a variety of shopping content, functionality, and name brand merchants for the purpose of selling goods and services to the visitors of the Company's partners' sites, and its own destination sites and (c) generates revenues from a variety of sources on the sites it builds, including up-front fees, hosting fees, commissions from selling products, advertising revenue from selling space, email database marketing revenue, consulting revenue, positioning or sponsorship revenues, click-through revenue from driving traffic to merchant's partners, and in some cases, top line revenue from the direct sale of product by the Company.

ITEM 7. Financial Statements and Exhibits.

               (a)&(b) Financial statements are not required to be filed with respect to the acquisition of WizShop.com, Inc. because neither the assets or income of, or equity of Semotus Solutions' investment in, the Company, combined or by themselves, exceed 20% of the Registrant's pro forma consolidated assets or income.

          (c)  The following exhibits are filed with this report:

          Exhibit Number     Description
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          2.1                Merger Agreement by and among Semotus Solutions,
                             Inc., WizShop.com, Inc. and Wiz Acquisition, Inc.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DATALINK.NET, INC.

     Date: May 17, 2001                 By: /s/ Anthony N. LaPine
                                        Anthony N. LaPine,
                                        President and Chief Executive Officer